UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2023

Industrial Logistics Properties Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38342	82-2809631
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place,
255 Washington Street, Suite 300
Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1460

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	ILPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Industrial Logistics Properties Trust.

Item 5.03.           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 1, 2023 the Board of Trustees (the “Board”) of the Company approved and adopted the Company’s Second Amended and Restated Bylaws (the “Amended Bylaws”). The Amended Bylaws address Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”) and certain technical updates.

Sections 2.13.1, 2.13.5 and 2.17 of the Amended Bylaws have been updated to address the Universal Proxy Rules, including (i) to update the procedures and information requirements for the nomination of persons, other than the Company’s nominees, for election to the Board of Trustees of the Company, pursuant to Rule 14a-19, (ii) to provide the chairperson of the meeting and the Board of Trustees the power to declare a nomination defective and to disregard such defective nomination if it is determined that a solicitation in support of nominees other than the Company’s was not conducted in compliance with Rule 14a-19 and (iii) to incorporate other technical changes in light of Rule 14a-19.

The foregoing summary description of the Amended Bylaws is not intended to be complete and is qualified in its entirety by reference to the complete text of the Amended Bylaws, a copy of which is included as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference. In addition, a marked copy of the Amended Bylaws indicating changes made to the Company’s bylaws as they existed immediately prior to the adoption of the Amended Bylaws is attached as Exhibit 3.3

Item 5.07.          Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders held on June 1, 2023 (the “Annual Meeting”), the Company’s shareholders voted on the election of seven Trustees to the Board each for a one year term of office continuing until the Company’s 2024 annual meeting of shareholders and until his, her or their respective successor is duly elected and qualifies. The following persons were elected as Trustees and received the following votes:

Nominee	Votes For	Withhold	Broker Non-Votes
Bruce M. Gans, M.D.	40,185,668	4,955,504	8,109,527
Lisa Harris Jones	28,670,777	16,470,395	8,109,527
Matthew P. Jordan	40,031,552	5,109,620	8,109,527
Joseph L. Morea	38,002,026	7,139,146	8,109,527
Kevin C. Phelan	30,938,461	14,202,711	8,109,527
Adam D. Portnoy	25,866,666	19,274,506	8,109,527
June S. Youngs	40,302,905	4,838,267	8,109,527

The Company’s shareholders also voted on a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement relating to the Annual Meeting. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
38,537,675	6,374,083	229,414	8,109,527

The Company’s shareholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors to serve for the 2023 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
49,545,852	3,567,483	137,364	N/A

The results reported above are final voting results.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits.

3.2	Second Amended and Restated Bylaws of the Company, as of June 1, 2023
3.3	Second Amended and Restated Bylaws of the Company, as of June 1, 2023 (marked copy)
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Date:  June 2, 2023